UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09067

Kirr, Marbach Partners Funds, Inc.
(Exact name of registrant as specified in charter)

621 Washington Street, Columbus, IN 47201
(Address of principal executive offices) (Zip code)

Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, IN 47201
(Name and address of agent for service)

(812) 376-9444
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2023

Date of reporting period:  September 30, 2023

Item 1. Report to Stockholders.

(a)	[Insert full text of annual report here]

Kirr, Marbach Partners
Value Fund

Annual Report

www■kmpartnersfunds■com	September 30, 2023

KIRR, MARBACH PARTNERS

VALUE FUND

“For those who believe, no proof is necessary.  For those who disbelieve, no amount of proof is sufficient.”
—Ignatius of Loyola

November 8, 2023

Dear Fellow Shareholders:

We’re pleased U.S. stocks and Value Fund staged a strong comeback in the year ending September 30, 2023, following a very difficult 2022.  We believe Value Fund’s performance is all the more impressive given this was a year when the performance of a small handful of mega-capitalization technology stocks far exceeded the performance of the “average” stock.  Since the S&P 500 Index is capitalization-weighted, the performance of the 10-largest capitalization stocks (2% of the stocks in the index (10/500), but with a 32% index weighting) can have a disproportionate impact on index performance.  In fact, through the first three quarters of calendar 2023 (the last three quarters of Value Fund’s fiscal 2023), Bespoke Investment Group calculated the 10-largest capitalization stocks accounted for a whopping 88% of S&P 500 performance.  Because of this, we think the equal-weighted S&P 500 Index (each stock with same 0.2% index weighting) paints a more accurate picture of the performance of the average stock.

	6-months ending	12-months ending
	9/30/2023	9/30/2023
S&P 500(1)	5.18%	21.62%
S&P 500 (Equal-Weight)(2)	-1.11%	13.60%

(1)	The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large-capitalization stocks. This Index cannot be invested in directly.
(2)
The S&P 500 Equal-Weight Index is an unmanaged, equally-weighted index generally representative of the U.S. market for the average large-capitalization stock.  This Index cannot be invested in directly.

S&P 500 Largest Stocks’ Calendar Year to Date Contributions (as of 9/30/23)

		Market Cap		S&P 500 Point
Ticker	Name	($Billion)	YTD % Change	Contribution
AAPL	Apple	2,668.61	32.61	75.64
MSFT	Microsoft	2,330.27	33.38	71.11
GOOGL	Alphabet	1,673.41	49.53	58.66
AMZN	Amazon.com	1,299.83	51.59	46.02
NVDA	NVIDIA	1,064.30	198.94	85.92
META	Meta Platforms	782.14	152.97	49.17
TSLA	Tesla	782.01	104.29	41.09
BRK/B	Berkshire Hathaway	778.37	14.16	9.34
LLY	Eli Lilly & Co	516.84	47.07	16.12
V	Visa	484.15	11.76	4.77

	Total Market	Avg. YTD	Total Index
	Cap ($Billion)	% Chg	Contribution
Top 10 Largest Stocks	12,379.93	69.64	457.84
Rest of S&P 500	25,228.10	1.73	60.75

Source:  Bespoke Investment Group

While we avoided the chaos of a government shutdown when Congress passed and President Biden signed a “Hail Mary” stopgap budget bill just hours before the midnight deadline on September 30, we got a new, potentially more disruptive chaos three short days later when the U.S. House elected to remove Rep. Kevin

KIRR, MARBACH PARTNERS

VALUE FUND

McCarthy as Speaker.  With the stopgap bill keeping the government funded only through November 17 and the U.S. House effectively closed for business until a new Speaker is elected, investors have jumped from one frying pan into another.

It’s uncomfortable being in the frying pan and nobody knows for sure how this will all play out, certainly not us.  That said, we will not be surprised if the tenor of the stock market continues to be negative and volatile as we near the precipice of a shutdown (again).  In rocky times like these it’s crucial to remember we own companies with real, profitable businesses, not a bunch of stock ticker symbols.  While a company’s stock price can change rapidly from day-to-day, the value of the underlying business is much more stable.

We think you’ll experience a lot less stress and anxiety if you turn off the TV and instead keep these thoughts in mind:

Stay calm.  Since 1980 there have been twelve bear markets (declines of 20% or more).  They are a scary, but normal part of your investment journey.

Stay in. According to Crandall-Pierce, if you invested $100 in the S&P 500 on January 1, 1973 and left it alone, you would have had $3,252.44 on December 31, 2022 (and 2022 was a terrible year).  However, if you had missed only the single best day in each of those 50 years because you got scared, you would have had only $540.23.

Stay the course.  The longer your investment time horizon, the less volatility you will experience and the higher your odds for a positive outcome.  From January 1950 through December 2022, rolling one-year returns were positive 79% of the time (range -43.3% to 61.2%).  Rolling ten-year returns were positive 97% of the time (range shrank to -3.4% to 19.5%).

Periods ending September 30, 2023(2)
(Total Returns-Dividends Reinvested in Index-Annualized)

	KM Value Fund(1)	S&P 500 Index(3)
Six-months	2.62%	5.18%
One-year	21.36%	21.62%
Two-years	1.11%	1.39%
Three-years	12.99%	10.15%
Five-years	4.03%	9.92%
Ten-years	5.35%	11.91%
Since Inception
(December 31, 1998)	6.89%	7.16%

The Fund’s Gross Expense Ratio and Net Expense Ratio were 1.66% and 1.45%, respectively, according to the Prospectus dated January 27, 2023.  Contractual fee waivers are in effect until February 28, 2024.

Performance data quoted represents past performance; past performance is no guarantee of future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-800-870-8039.  The fund imposes a 1.00% redemption fee on shares held less than 30 days.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.

(1)
The performance data quoted assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	One-year, two-years, three-years, five-years, ten-years and Since Inception returns are Average Annualized Returns.
(3)	The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large-capitalization stocks. This Index cannot be invested in directly.

KIRR, MARBACH PARTNERS

VALUE FUND

Percent Change in Top Ten Holdings from Book Cost (as of 9/30/2023)

1.	EMCOR Group, Inc.	+5094.9%	6.	Colliers International Group, Inc.	+150.5%
2.	AutoZone, Inc.	+2263.0%	7.	Republic Services, Inc.	+74.3%
3.	Broadcom, Inc.	+250.1%	8.	Canadian Pacific Railway Ltd.	+2401.2%
4.	Constellation Software Inc.	+114.9%	9.	Marathon Petroleum Corp.	+150.7%
5.	Aon Plc.	+229.6%	10.	Markel Group Inc.	+372.5%

Performance quoted represents past performance and is no guarantee of future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Regards,

Mark D. Foster, CFA	Mickey Kim, CFA
President	Vice-President, Treasurer and Secretary

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.

Value Fund invests in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods.  Value Fund may also invest in small- and medium-capitalization companies, which tend to have more limited liquidity and greater price volatility than large-capitalization companies.

Please refer to the Schedule of Investments for complete fund holdings information.

The information provided herein represents the opinion of Value Fund’s investment adviser and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

This material must be preceded or accompanied by a current Prospectus.

Quasar Distributors, LLC is the Distributor for Value Fund.

KIRR, MARBACH PARTNERS

VALUE FUND

Value of $10,000 Investment (Unaudited)

This chart assumes an initial investment of $10,000. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed maybe worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Rate of Return (%)

	One Year Ended	Five Years Ended	Ten Years Ended	Since Inception* to
	September 30, 2023	September 30, 2023	September 30, 2023	September 30, 2023
Kirr Marbach Partners Value Fund	21.36%	4.03%	5.35%	6.89%
S&P 500 Index**	21.62%	9.92%	11.91%	7.16%

*	December 31, 1998.
**
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

KIRR, MARBACH PARTNERS

VALUE FUND

Expense Example
September 30, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 – September 30, 2023).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a transaction fee equal to 1.00% of the net amount of the redemption if you redeem your shares within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense Paid
	Account Value	Account Value	During Period
	4/1/23	9/30/23	4/1/23 – 9/30/23(1)
Actual	$1,000.00	$1,026.20	$7.37
Hypothetical (5% return before expenses)	1,000.00	1,017.80	7.33

(1)
Expenses are equal to the Fund’s annualized expense ratio after reimbursement of 1.45% multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.  The annualized expense ratio prior to reimbursement was 1.55%.

KIRR, MARBACH PARTNERS

VALUE FUND

Allocation of Portfolio Net Assets (Unaudited)
September 30, 2023

Top Ten Equity Holdings (Unaudited)
as of September 30, 2023
(% of net assets)

EMCOR Group, Inc	6.9%
AutoZone, Inc.	6.4%
Broadcom, Inc.	5.1%
Constellation Software, Inc.	4.4%
Aon Plc – Class A	4.4%
Colliers International Group, Inc	4.3%
Republic Services, Inc.	4.1%
Canadian Pacific Railway Ltd.	3.9%
Marathon Petroleum Corp.	3.9%
Markel Group, Inc.	3.9%

KIRR, MARBACH PARTNERS

VALUE FUND

Schedule of Investments
September 30, 2023

Number
of Shares		Value
	COMMON STOCKS – 95.5%

	Basic Materials – 2.5%
16,507	Innospec, Inc.	$1,687,015

	Communications – 7.8%
19,570	Alphabet, Inc. – Class A^	2,560,930
13,190	Anterix, Inc.^	413,902
20,150	eBay, Inc.	888,414
30,880	Liberty Media
	Corp-Liberty SiriusXM^	786,205
5,350	Liberty Media
	Corp-Liberty SiriusXM – Class A^	136,157
7,170	The Walt Disney Co.^	581,129
		5,366,737

	Consumer Cyclical – 14.6%
1,733	AutoZone, Inc.^	4,401,803
23,019	Dollar Tree, Inc.^	2,450,372
1,337	Liberty Media Corp-Liberty
	Live – Class A^	42,677
7,720	Liberty Media Corp-Liberty
	Live – Class C^	247,812
50,380	The Shyft Group, Inc.	754,189
15,043	Visteon Corp.^	2,076,987
		9,973,840

	Consumer Non Cyclical – 12.6%
159,370	Alight, Inc. – Class A^	1,129,933
36,980	API Group Corp.^	958,892
21,471	The Brink’s Co.	1,559,653
30,611	Colliers International Group, Inc.	2,915,698
4,675	ICU Medical, Inc.^	556,372
18,410	Inmode Ltd.^	560,769
20,590	Stride, Inc.^	927,168
		8,608,485

	Energy – 7.9%
43,825	Coterra Energy, Inc.	1,185,466
17,723	Marathon Petroleum Corp.	2,682,199
6,640	Pioneer Natural Resources Co.	1,524,212
		5,391,877

	Financial – 13.2%
9,300	Aon Plc – Class A	3,015,246
6,821	Brookfield Asset
	Management Ltd. – Class A	227,412
41,120	Brookfield Corp.	1,285,822
1,816	Markel Group, Inc.^	2,674,042
27,024	Voya Financial, Inc.	1,795,745
		8,998,267

	Industrial – 21.5%
36,270	Canadian Pacific Kansas City Ltd.	2,698,851
22,393	EMCOR Group, Inc.	4,711,263
20,654	GXO Logistics, Inc.^	1,211,357
35,164	MasTec, Inc.^	2,530,753
19,485	Republic Services, Inc.	2,776,807
39,844	RXO, Inc.^	786,122
		14,715,153

	Technology – 12.4%
4,208	Broadcom, Inc.	3,495,081
1,465	Constellation Software, Inc.	3,024,452
4,395	Lumine Group, Inc.^	65,104
33,582	SS&C Technologies Holdings, Inc.	1,764,398
2,725	Topicus.com, Inc.^	180,002
		8,529,037

	Utilities – 3.0%
62,769	Vistra Energy Corp.	2,082,675
	TOTAL COMMON STOCKS
	(Cost $30,248,404)	65,353,086

	WARRANT – 0.0%

	Technology – 0.0%
1,465	Constellation Software, Inc.^*
	Exercise Price: $40.00, 03/31/2040	—
	TOTAL WARRANT
	(Cost $–)	—

	MONEY MARKET FUND – 4.6%
3,165,071	First American Government
	Obligations Fund –
	Class X, 5.26%**	3,165,071
	(Cost $3,165,071)
	Total Investments
	(Cost $33,413,475) – 100.1%	68,518,157
	Other Assets and Liabilities,
	Net – (0.1)%	(94,255)
	TOTAL NET ASSETS – 100.0%	$68,423,902

^	Non-income producing security.
*	Level 3 Security.
**	Rate in effect as of September 30, 2023.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statement of Assets and Liabilities
September 30, 2023

ASSETS:
Investments, at current value
(cost $33,413,475)	$68,518,157
Cash	1,855
Dividends receivable	17,057
Prepaid expenses	15,405
Interest receivable	8,254
Receivable for Fund shares sold	1,137
Total Assets	68,561,865

LIABILITIES:
Payable to Adviser	52,202
Payable for legal fees	34,024
Payable for audit fees	22,200
Accrued expenses	25,578
Accrued distribution fees	3,959
Total liabilities	137,963

NET ASSETS	$68,423,902

NET ASSETS CONSIST OF:
Capital Stock	30,393,871
Total Distributable Earnings	38,030,031
Total Net Assets	$68,423,902

Shares outstanding (500,000,000 shares
of $0.01 par value authorized)	2,684,970
Net asset value and offering price per share(1)	$25.48

(1)	A redemption fee is assessed against shares redeemed within 30 days of purchase.

Statement of Operations
Year Ended September 30, 2023

INVESTMENT INCOME:
Dividend income
(net of withholding of $7,761)	$679,888
Interest income	135,313
Total Investment Income	815,201

EXPENSES:
Investment Adviser fees	685,416
Legal fees	102,842
Administration fees	57,018
Distribution fees	56,574
Transfer agent fees	37,316
Federal & state registration fees	29,522
Fund accounting fees	26,721
Audit fees	22,200
Custody fees	14,820
Postage & printing fees	13,154
Directors fees	11,999
Other	6,296
Total expenses before reimbursement	1,063,878
Less: Reimbursement from Investment Adviser	(70,026)
Net Expenses	993,852

NET INVESTMENT LOSS	(178,651)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments	2,764,809
Net change in unrealized
appreciation on investments	10,036,119

Net realized and unrealized
gain on investments	12,800,928

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$12,622,277

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS
VALUE FUND

Statements of Changes in Net Assets

	Year ended	Year ended
	September 30, 2023	September 30, 2022
OPERATIONS:
Net investment loss	$(178,651)	$(601,414)
Net realized gain on investments	2,764,809	1,901,816
Net change in unrealized appreciation (depreciation) on investments	10,036,119	(12,429,724)
Net increase (decrease) in net assets resulting from operations	12,622,277	(11,129,322)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,000,707	2,696,741
Proceeds from reinvestment of distributions	2,174,488	2,717,301
Payments for shares redeemed	(4,386,026)	(4,107,579)
Redemption fees	—	1
Net decrease (increase) in net assets resulting from capital share transactions	(1,210,831)	1,306,464

DISTRIBUTIONS TO SHAREHOLDERS:	(2,259,496)	(2,823,959)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,151,950	(12,646,817)

NET ASSETS:
Beginning of year	59,271,952	71,918,769
End of year	$68,423,902	$59,271,952

CHANGES IN SHARES OUTSTANDING:
Shares sold	40,093	101,382
Shares issued to holders in reinvestment of dividends	93,890	98,275
Shares redeemed	(174,681)	(154,546)
Net increase (decrease) in shares outstanding	(40,698)	45,111

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Financial Highlights

For a Fund share outstanding throughout the year.

	Year Ended September 30,
	2023	2022	2021	2020	2019
PER SHARE DATA:

Net asset value, beginning of year	$21.75	$26.83	$19.27	$22.01	$25.49

Investment operations:
Net investment loss	(0.07)	(0.22)	(0.14)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	4.63	(3.79)	8.01	(2.18)	(1.71)
Total from investment operations	4.56	(4.01)	7.87	(2.26)	(1.76)

Less distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net capital gains	(0.83)	(1.07)	(0.31)	(0.48)	(1.72)
Total distributions	(0.83)	(1.07)	(0.31)	(0.48)	(1.72)

Paid in capital from redemption fees	—	— (1)	— (1)	—	— (1)

Net asset value, end of year	$25.48	$21.75	$26.83	$19.27	$22.01

TOTAL RETURN	21.36%	-15.80%	41.12%	-10.59%	-5.53%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$68.4	$59.3	$71.9	$54.1	$68.2
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.55%	1.66%	1.60%	1.64%	1.54%
After expense reimbursement/recoupment	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/recoupment	(0.36)%	(1.06)%	(0.73)%	(0.65)%	(0.34)%
After expense reimbursement/recoupment	(0.26)%	(0.84)%	(0.58)%	(0.46)%	(0.25)%
Portfolio turnover rate	10%	14%	9%	23%	22%

(1)	Less than $0.01 per share.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements
September 30, 2023

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Kirr, Marbach Partners Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on September 23, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies.” The one series presently authorized is Kirr, Marbach Partners Value Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital growth. The Fund commenced operations on December 31, 1998.

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a)
Investment Valuation – Securities listed on the Nasdaq National Market are valued at the Nasdaq Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where the security is primarily traded. Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the bid and asked prices. If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with rule 2a-5 under the 1940 Act.  The Board of Directors has designated the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight.  As the Valuation Designee, the Adviser has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value. Foreign securities have been issued by foreign private issuers registered on United States exchanges in accordance with Section 12 of the Securities Exchange Act of 1934.  Debt securities, including short-term debt instruments having maturities less than 60 days, are valued at the mean between the bid and asked prices as reported by an approved pricing service.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the following three broad categories:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –
 Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly.  These inputs may include quoted prices for the identical instruments on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2023

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks	$65,353,086	$—	$—	$65,353,086
Short-Term Investment	3,165,071	—	—	3,165,071
Warrant	—	—	0	0
Total Investments	$68,518,157	$—	$0	$68,518,157

Refer to the Schedule of Investments for industry classifications.

b)
Federal Income Taxes – A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended September 30, 2023, or for any other tax years which are open for exam. As of September 30, 2023, open tax years include the tax years ended September 30, 2020 through 2023. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2023, the Fund did not incur any interest or penalties.

c)	Income and Expenses – The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

d)
Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. All short term capital gains are included in ordinary income for tax purposes.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2023

e)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

f)
Repurchase Agreements – The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

g)
Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the year ended September 30, 2023, the following table shows the reclassifications made:

Distributable Earnings	Paid In Capital
$482,325	$(482,325)

h)
Market Events Risk – Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

i)	Subsequent Events – Management has evaluated Fund related events and transactions that occurred subsequent to September 30, 2023 through the date of issuance of the Fund’s financial statements.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2023

2. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended September 30, 2023, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	6,417,552	9,133,275

At September 30, 2023, the components of distributable earnings on a tax basis were as follows:

Cost of Investments	$32,760,609
Gross unrealized appreciation	$36,671,497
Gross unrealized depreciation	$(913,968)
Net unrealized appreciation	$35,757,529
Undistributed ordinary income	$—
Undistributed long-term capital gain	$2,407,020
Total distributable earnings	$2,407,020
Other accumulated losses	$(134,518)
Total accumulated earnings	$38,030,031

As of September 30, 2023, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended September 30, 2023, the Fund deferred $134,518 in qualified late year losses.

The tax character of distributions paid during the year ended September 30, 2023, were as follows:

Ordinary Income*	Long Term Capital Gains**	Total
$—	$2,259,496	$2,259,496

The tax character of distributions paid during the year ended September 30, 2022, were as follows:

Ordinary Income*	Long Term Capital Gains**	Total
$1,022,133	$1,821,826	$2,823,959

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.
**
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

3. AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC (the “Investment Adviser”). Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund’s daily net assets.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2023

The Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.45% of its average daily net assets until February 28, 2024.  The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 28, 2024. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.45%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of thirty-six months following the date on which such fee waiver or expense reimbursement was made. Waived/reimbursed fees and expenses subject to potential recovery by month of expiration are as follows:

Year of expiration	Amount
October 2023 – September 2024	$104,719
October 2024 – September 2025	152,632
October 2025 – September 2026	70,026
$327,377

As of September 30, 2023, it was possible, but not probable, those amounts would be recovered by the Investment Adviser. At the end of each fiscal year in the future, the Fund will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC, (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside serves as principal underwriter of the shares of the Fund and is not affiliated with U.S. Bancorp. The Fund’s shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to pay the Distributor and certain financial intermediaries who assist in distributing the Fund shares or who provided shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of the Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses. During the year ended September 30, 2023, the Fund incurred expenses of $56,574 pursuant to the 12b-1 Plan.

U.S Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

The Fund imposes a 1.00% redemption fee on shares held 30 days or less. For the year ended September 30, 2023 and the year ended September 30, 2022, the Fund collected $0 and $1, respectively, in redemption fees.

KIRR, MARBACH PARTNERS

VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Kirr, Marbach Partners Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Kirr, Marbach Partners Value Fund (the “Fund”), including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2006.

We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 22, 2023

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information
September 30, 2023 (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  For information on the Public Reference Room call 1-800-SEC-0330.

AVAILABILITY OF PROXY VOTING INFORMATION

Both a description of the Fund’s Proxy Voting Policies and Procedures and information about the Fund’s proxy voting record will be available (1) without charge, upon request, by calling 1-800-870-8039, and (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended September 30, 2023, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as QDI was 0.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2023, was 0.00% for the Fund.

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information (Continued)
September 30, 2023 (Unaudited)

	Position	Term of Office	Principal Occupation	Other	Number of
Name, Address	with the	and Length	During Past	Directorships	Funds Overseen
and Age	Corporation	of Time Served	Five Years	Held	in Complex
INTERESTED DIRECTORS
Mark D. Foster*	Director,	Indefinite term	Chief Investment	None	1
Born 1958	Chairman	since 1998	Officer, Kirr, Marbach &
	and		Company, LLC
President
Mickey Kim*	Director,	Indefinite term	Chief Compliance	Director,	1
Born 1958	Vice	since 1998;	Officer and Chief	CrossAmerica
	President,	Chief	Operating Officer,	Partners LP
	Secretary,	Compliance	Kirr, Marbach &
	Treasurer,	Officer since	Company, LLC
	and Chief	2004
Compliance
Officer
DIS-INTERESTED DIRECTORS
Jeffrey N. Brown*	Director	Indefinite term	President, Travel Indiana,	None	1
Born 1959		since 1998	LLC (2016 – present);
President, Home News
Enterprises (1998 – 2016)
John A.	Director	Indefinite term	President, Elwood	None	1
Elwood*		since 2018	Staffing Services,
Born 1970			Inc. (1996 – present)
Thomas J.	Director	Indefinite term	LLC Member, CEO,	None	1
Thornburg*		since 2022	Sacoma Specialty,
Born 1967			Products, LLC (2020-
Present) LLC Manager,
Brown Hill Landscape,
LLC (2020-Present) LLC
Manager, Value Creation
Advising (2017-Present)

*	The address for all directors is Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, Indiana 47201.

(This Page Intentionally Left Blank.)

Directors
Mark Foster, CFA
Mickey Kim, CFA
Jeffrey N. Brown
John Elwood
Thomas J. Thornburg

Principal Officers
Mark D. Foster, CFA, President
Mickey Kim, CFA, Vice President, Treasurer and Secretary

Investment Adviser
Kirr, Marbach & Company, LLC
621 Washington Street
Columbus, IN 47201

Distributor
Quasar Distributors, LLC
111 East Kilbourn Ave., Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Administrator, Transfer Agent And
Dividend – Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s directors and is available without charge upon request by calling 1-800-808-9444.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-800-808-9444.  A description of the
Fund’s proxy voting policies and procedures is available on the Fund’s website, www.kmpartnersfunds.com, or on the SEC’s website, at
www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, is available without charge upon request by calling 1-800-808-9444 or on the SEC’s website, at www.sec.gov.

Annual Report

September 30, 2023

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith..

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Funds’ tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal years ended September 30, 2023 and September 30, 2022, the Fund’s principal accountant was Tait Weller. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2023	FYE 09/30/2022
Audit Fees	$19,000	$19,000
Audit-Related Fees	$0	$0
Tax Fees	$3,200	$3,200
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2023	FYE 09/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last fiscal year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2023	FYE 09/30/2022
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Kirr, Marbach Partners Funds, Inc.

By (Signature and Title)*    /s/Mr. Mark Foster
Mr. Mark Foster, President

Date    December 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Mr. Mark Foster
Mr. Mark Foster, President

Date    December 8, 2023

By (Signature and Title)*    /s/Mr. Mickey Kim
Mr. Mickey Kim, Treasurer

Date    December 8, 2023

* Print the name and title of each signing officer under his or her signature.